UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2007

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

Registration Rights Agreement

On May 31, 2007, Portland General Electric Company (PGE or the Company) and the Enron Disputed Claims Reserve (DCR) entered into a Registration Rights Agreement, pursuant to which the Company provided to the DCR limited demand registration rights with respect to the underwritten public offering of shares of PGE common stock held by the DCR. Under the Registration Rights Agreement, subject to certain conditions and exceptions, the DCR has the right, on two occasions, to demand that the Company register shares of PGE common stock held by the DCR for resale in an underwritten public offering, provided that the Company will not be obligated to effectuate more than one underwritten offering pursuant to a demand registration during any three-month period. In addition, the DCR will have “piggyback” registration rights that, subject to certain conditions and exceptions, including underwriter lock-up and cutback provisions, will entitle the DCR to request that the Company include shares held by the DCR when the Company proposes an underwritten offering of its equity securities for its own account.

Under the terms of the Registration Rights Agreement, the costs of demand registration will be borne primarily by the DCR, except in the case of an offering that includes the sale of equity securities of the Company and shares held by the DCR, in which case the costs generally will be borne pro rata by the DCR and the Company. The Registration Rights Agreement will terminate on December 31, 2007.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Investor Presentations

On June 4, 2007, representatives of PGE will commence presentations to various members of the financial and investment community in connection with the proposed offering of shares of PGE common stock by the DCR, as described in the prospectus supplement filed by PGE on June 4, 2007. PGE anticipates that the presentations will continue through June 12, 2007. A copy of the slide presentation is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)                  Exhibits

Exhibit	Description
4.1	Registration Rights Agreement, dated as of May 31, 2007 (incorporated by reference to the Company’s Registration Statement on Form S-3, filed on June 4, 2007)

99.1	Portland General Electric Company slides dated June 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	June 1, 2007	By:	/s/ Peggy Y. Fowler
Peggy Y. Fowler
Chief Executive Officer and President